90 NEW MONTGOMERY STREET
                            SAN FRANCISCO, CALIFORNIA


                                  OFFICE LEASE







       LANDLORD:     THE CANADA LIFE ASSURANCE COMPANY

       TENANT:       FORECROSS CORPORATION

                                      TABLE OF CONTENTS
                                                                  PAGE
 1. Parties ......................................................  1
 2. Premises .....................................................  1
 3. Term .........................................................  1
 4. Possession ...................................................  2
 5. Rent .........................................................  2
 6. Security Deposit .............................................  3
 7. Tenant's Share Of Expenses And Taxes .........................  4
 8. Use ..........................................................  7
 9. Compliance With Law ..........................................  8
 10. Alterations .................................................  8
 11. Repairs ..................................................... 10
 12. Liens ....................................................... 11
 13. Assignment And Subletting ................................... 11
 14. Indemnification ............................................. 13
 15. Subrogation ................................................. 14
 16. Insurance ................................................... 14
 17. Services And Utilities ...................................... 15
 18. Taxes On Tenant's Personal Property ......................... 17
 19. Rules And Regulations ....................................... 17
 20. Holding Over ................................................ 18
 21. Entry By Landlord ........................................... 18
 22. Damage And Destruction ...................................... 19
 23. Default ..................................................... 20
 24. Remedies In Default ......................................... 21
 25. Eminent Domain .............................................. 22
 26. Estoppel Certificate ........................................ 23
 27. Authority Of Tenant ......................................... 24
 28. Brokers ..................................................... 24
 29. Default By Landlord ......................................... 24
 30. Landlord's Option To Relocate Tenant ........................ 24
 31. Renewal Option .............................................. 25
 32. Expansion Option ............................................ 26
 33. General Provisions .......................................... 27






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                                  EXHIBIT LIST

Exhibit A Description of the Premises
Exhibit B Index of Defined Terms
Exhibit C Expense Exclusions
Exhibit D Rules and Regulations










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                              90 MONTGOMERY STREET
                                  OFFICE LEASE
                             BASIC LEASE INFORMATION
Section I       Date:                          November _, 1996
Section I       Landlord:                      The Canada Life Assurance
Company
                Address:                       90 New Montgomery Street
                                               Suite 1201
                                               San Francisco, CA 94105
                Contact:                       Ann McNee
                Telephone:                     (415) 777-0952
Section 1       Tenant:                        Forecross Corporation
                Address:                       90 New Montgomery Street
                                               Suite 700
                                               San Francisco, CA 94105
                Contact:                       Kim Jones
                Telephone:                     (415) 543-1515
Section 2       Rentable Area of Premises:     6,181
Section 2       Rentable Area of Building:     113,605
Section 2       Rentable Area of
                 Office Space in Building:     110,326
Section 2       Load Factor:                   1.1616
Section 2       Floor(s):                      Seventh
Section 2       Suite(s):                      700
Section 3       Commencement Date:             January 1, 1997
Section 3       Expiration Date:               December 31, 2001

Section 5       Base Rent:

                                                           Base Rent Per
                                                           Rentable
Monthly,
                                  Lease Years              Square Foot
Installments
                                  -----------              -----------
------------
Years 1-3                         $24.00                   $12,362.00
(rent for first
month of lease
term waived)
Years 4 and 5                     $25.00                   $12,877.08

Section 6      Security Deposit:                     $12,877.08
Section 7      Base Year:                            1997
Section 7      Tenant's Tax
                        Share:                       5.44%
Section 7      Tenant's
                        Expense Share:               5.60%
Section 8        Permitted Use
                        Other than as
                        General Office
                        Space:                       None
Section 16      Tenant's
                        Minimum
                        General Liability
                        Insurance:                   $1,000.000
Section 28       Brokers:                            CAC Group Inc.

              Exhibits Attached:                     A, B, C and D

         The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the specified information set forth above and shall be construed to incorporate all of the terms provided under the particular section of this Lease pertaining to such information. In the event of a conflict between any Basic Lease Information and the remainder of this Lease, the remainder of this Lease shall control.

                            90 NEW MONTGOMERY STREET
                                  OFFICE LEASE
1. PARTIES

         This Lease, dated for reference purposes only as of the date set forth on the first line of the Basic Lease Information, is made by and between Landlord and Tenant specified in the Basic Lease Information.

2. PREMISES

         Landlord leases to Tenant and Tenant leases from Landlord that certain space outlined in the floor plan(s) attached as Exhibit A, together with the improvements now or hereafter located therein (the "Premises"), upon and subject to the conditions set forth in this Lease. Landlord and Tenant agree that, for purposes of this Lease, the Premises shall be deemed to have a Rentable Area equal to the square footage specified in the Basic Lease Information. As used in this Lease, the "Rentable Area" of the Premises shall be equal to the "Usable Area" of the Premises ("usable area" shall be computed in accordance with the American Standard Method of Measuring Floor Area in Office Buildings, ANSI Z65.1-1980, published by the Building Owners and Managers Association) multiplied by the load factor set forth in the Basic Lease Information. The Premises are situated in that certain office building (the "Building") commonly known as 90 New Montgomery Street, San Francisco, California, in the suite(s), if any, and on the floor(s) specified in the Basic Lease Information. As used in this Lease, the term "Building" includes the land upon which such office building stands and the land and improvements surrounding such office building and designated from time to time by Landlord as land or Common Areas (as defined below) appurtenant to such office building, together with utilities, facilities, drives, walkways and other amenities appurtenant to or servicing such office building. The Rentable Areas of the Building and of the office space in the Building are set forth in the Basic Lease Information. An index of all defined terms used herein is set forth in attached Exhibit B.

3. TERM

         The  Premises are leased for a term (the "Term") to commence and end on the dates respectively specified in the Basic Lease Information, unless the Term shall sooner terminate as provided in this Lease. The dates
upon which the Term shall commence  and  terminate   pursuant  to  this  Section
are called the "Commencement Date" and the "Expiration Date," respectively.

4. POSSESSION

         (a) By the Commencement Date, Landlord shall (i) demolish the existing partitions in the Premises shown on Exhibit A, (ii) repaint the Premises with Building-standard paint and replace the carpet base therein,
(iii) upgrade the electrical panel on the seventh (7th) floor of the Building to provide electrical circuits sufficient for Tenant's current use of the Premises, and (iv) recarpet Suite 707 with Building-standard carpet (collectively, the "Leasehold Improvement Work"). Landlord shall pay the cost of the Leasehold Improvement Work up to a maximum expenditure of Sixteen Thousand Ninety Dollars ($l6,090)("Landlord's Maximum Contribution"). If the cost of the Leasehold Improvement Work shall exceed Landlord's
Maximum Contribution, then Tenant shall pay the excess costs to Landlord upon demand and, if requested by Landlord, prior to the commencment of the Leasehold Improvement Work. Notwithstanding the foregoing, Landlord and
Tenant shall each pay fifty percent (50%) of the cost of upgrading the electrical panel pursuant to clause (iii) above irrespective of whether the cost of the Leasehold Improvement Work exceeds Landlords's Maximum Contribution, provided that the portion of such cost paid by Landlord shall be debited against Landlord's Maximum Contribution.

         (b) If, for any reason whatsoever, Landlord fails to substantially complete the Leasehold Improvement Work by the Commencement Date, this Lease shall remain in full force and effect, and Landlord shall have no liability to Tenant for any loss or damage resulting from such failure, provided, however, that (i) Base Rent under Subsection 5(a) and Additional Charges under Section 7 of this Lease shall be abated for the period between the Commencement Date and the date on which Landlord substantially completes the Leasehold Improvement Work, and (ii) until Landlord has so substantially completed the Leasehold Improvement Work, Tenant shall continue to pay Base Rent and Additional Charges in accordance with the terms of the Original Lease (as hereinafter defined).

         (c) The purpose of attached Exhibit A is only to show the approximate location of the Premises in the Building, and such Exhibit is not meant to constitute an agreement as to the construction or Rentable Area of the Premises, as to the specific location of elements of the Common Areas, or as to the specific location of the access ways to the Premises or the Building. Landlord reserves the right, at any time and from time to time, to make alterations or additions to, to construct other improvements in, and to alter the dimensions and appearance of the Building and the Common Areas, provided that Landlord shall have no right to alter the Premises during the Term.

5. RENT

         (a) Beginning on the first day of the second month following the Commencement Date, Tenant shall pay to Landlord as annual minimum rent for the Premises the sum specified in the Basic Lease Information as "Base Rent." Base Rent shall be payable in U.S. dollars on the first day of the Term and on or before the first day of each and every successive calendar month thereafter. In the event the Term commences on a day other than the first day of a calendar month, then the monthly Base Rent for such fractional month shall be prorated on a daily basis based upon a thirty (30) day calendar month. Base Rent shall be paid to Landlord, without any demand and without any deduction or offset whatsoever, in lawful money of the United States of America at the address for Landlord specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

         (b) Tenant shall pay to Landlord as additional charges all fees, costs, expenses, charges and other amounts required to be paid by Tenant under this Lease other than Base Rent ("Additional Charges"). Additional Charges shall be payable to Landlord at the place where the Base Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Base Rent. The terms "Base Rent" and "Additional Charges" are sometimes collectively referred to herein as "Rent."

         (c) If more than one (1) time during any twelve (12) consecutive month period Tenant shall fail to pay to Landlord any Rent within two (2) business days after the date on which such Rent is due and payable, then for each such additional failure to pay any Rent, Tenant shall pay to Landlord a late payment charge equal to four percent (4%) of the unpaid amount of such Rent, to compensate Landlord for Landlord's additional administrative and other costs resulting from each such additional failure by Tenant. This late payment charge shall be paid to Landlord as Additional Charges together with the unpaid amount of such Rent. Any payment of Rent to Landlord following service upon Tenant of a three (3) day notice to pay Rent or quit shall be in the form of cash or a certified or cashier's check.

6. SECURITY DEPOSIT

         Tenant has deposited with Landlord the sum (if any) specified in the Basic Lease Information as the "Security Deposit." The Security Deposit shall be held by Landlord as security for the full and faithful performance by Tenant of all the provisions of this Lease. If Tenant defaults with respect to any provision of this Lease, including, without limitation, provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or as compensation to Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used, applied or retained, Tenant shall, within five
(5) days after demand from Landlord, deposit with Landlord funds sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds, no trust relationship shall be created between Landlord and Tenant with respect to the Security Deposit, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease, the remaining balance, if any, of the Security Deposit shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days after the Expiration Date. In the event of termination of Landlord's interest in this Lease, Landlord may transfer the Security Deposit to Landlord's successor in interest and upon such transfer, Landlord shall be relieved of any and all liability for or obligation with respect to the Security Deposit. Tenant shall look solely to such successor in interest of Landlord for return of the remaining balance, if any, of the Security Deposit. Tenant waives the provisions of California Civil Code Section 1950.7(c) limiting Landlord's right to apply the Security Deposit to remedy certain specified defaults only.

7. TENANT'S SHARE OF EXPENSES AND TAXES

         (a) During the Term, Tenant shall pay to Landlord as Additional Charges
             (i) Tenant's Expense Share (as defined below) of the total dollar increase, if any, in Expenses (as defined below) attributable to each Computation Year (as defined below) over Base Expenses (as defined below) and
             (ii) Tenant's Tax Share (as defined  below) of the total dollar increase, if any, in Taxes (as defined below) attributable to each Computation Year over Base Taxes (as defined below).

         (b) During the last month of the Base Year and each Computation Year or as soon thereafter as practicable, Landlord shall give to Tenant notice of Landlord's estimate of the total amounts that will be payable by Tenant under Subsection 7(a) for the following Computation Year. On or before the first day of each month during the following Computation Year, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated amounts, provided that if Landlord fails to give such notice in the last month of the prior Computation Year then Tenant shall continue to pay on the basis of the prior Computation Year's estimate until the first day of the calendar month next succeeding the date when such notice is given by Landlord. If at any time or times Landlord determines that the amounts payable under Subsection 7(a) for the current Computation Year will vary from Landlord's estimate given to Tenant, Landlord, by notice to Tenant, may revise the estimate for such Computation Year, and subsequent payments by Tenant for such Computation Year shall be based upon such revised estimate.

         (c) Following the end of each Computation Year, Landlord shall deliver to Tenant a statement of amounts payable under Subsection 7(a) for such Computation Year, prepared by Landlord and audited by an independent accounting firm designated by Landlord. If such statement shows an amount owing by Tenant that is less than the payments for such Computation Year previously made by Tenant, and if no Event of Default (as defined below) is outstanding at the time such statement is delivered, Landlord shall credit such amount to the next payments of Rent falling due under this Lease or, if the Term has expired, shall refund such amount to Tenant. If such statement shows an amount owing by Tenant that is more than the payments for such Computation

Year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement. The obligations of Landlord and Tenant under this Subsection 7(c) shall survive the Expiration Date, and, if the Expiration Date is a day other than the last day of a Computation Year, the adjustment in Rent pursuant to this Section 7 for the Computation Year in which the Expiration Date occurs shall be prorated in the proportion that the number of days in such Computation Year preceding the Expiration Date bears to 365.

         (d) As used in this Lease, the following terms shall have the meanings specified:
             (i) "Expenses" shall mean (A) all costs of management,
                  operation, maintenance and repair of the Building, including, without limitation, costs for janitorial, maintenance, security and other service contracts; charges for electricity, heat, ventilation, air conditioning, light, power, water, sewer and waste disposal and other utilities; charges or fees for utility connections and equipment; costs for materials, supplies, equipment and tools; costs for maintenance and repairs; insurance premiums and license, permit and inspection fees; depreciation on personal property; the fair market rental value of Landlord's and the property manager's offices in the Building; that portion of wages, salaries, employee benefits and payroll costs of personnel engaged in the management, operation and maintenance of the Building attributable to such personnel in connection with the management, operation and maintenance of the Building; fees, charges and other costs for management, consulting, legal, accounting and other services performed by any independent contractors engaged by Landlord or for any such services performed by Landlord in connection with the Building; and any other reasonable expenses incurred by Landlord which, under generally accepted accounting principles, would be considered an operating or maintenance expense of the Building; and (B) the cost of any capital improvements made to the Building after its construction, which capital improvements lead to a reduction in other Expenses, or made to the Building after the date of this Lease as a result of governmental orders, ordinances, codes, rules and regulations that were inapplicable to the Building at the time permits for its construction were obtained, such cost to be amortized over the useful life of such capital improvements in accordance with generally accepted accounting principles, together with interest on the unamortized balance at a rate equal to the lesser of (1) the rate of interest publicly announced by Bank of America NT&SA in San
                  Francisco, California, as its "reference rate" (or any successor interest rate), plus two percent (2%), which rate on the unamortized balance shall be adjusted as of the effective date of any change in such reference (or successor) rate, or (2) the highest rate permitted by law. Notwithstanding the foregoing, Expenses shall exclude Taxes and any costs set forth in attached Exhibit
                  C. In the event the Rentable Area of the office space in the Building is less than ninety-five percent (95%) occupied during the Base Year or any Computation Year, Expenses for the Base Year and each such Computation Year shall be determined by adjusting the actual costs under clauses (A) and (B) above for the Base Year and each such Computation Year upward to equal Landlord's reasonable estimate of the costs that would have been incurred under clauses (A) and (B) if ninety-five percent (95%) of the total Rentable Area of the office space in the Building had been fully occupied for the entire Base Year and each such Computation Year. The determination of Expenses shall be made by Landlord, shall be audited by Landlord's independent public accounting firm as provided in Section 7(c) and shall be final and binding on Tenant, provided that Tenant shall have a reasonable opportunity to review such determination prior to the time at which it becomes final and binding.
              (ii) "Taxes" shall mean all taxes, assessments and charges levied upon or with respect to the Building (including, without limitation, the Common Areas and all leasehold improvement work), any personal property of Landlord used in the operation of the Building, or Landlord's interest in the Building or in such personal property.
                  Taxes shall include, without limitation, all general real property taxes and general and special assessments, transit charges, housing fund assessments, service payments in lieu of taxes and any tax, fee or excise on the act of entering into this Lease or any other lease of space in the Building, on the use or occupancy of all or any part of the Building, on the rent payable under this Lease or any other lease of space in the Building or on or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in full or in part, any other Taxes, whether or not now customary or within the contemplation of the parties.
                  Taxes also shall include all reasonable legal, accounting, consulting or other fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Taxes. Taxes shall not include franchise, transfer, estate or inheritance taxes, or income taxes measured by the net income of Landlord from all sources, unless, due to a change in the method of taxation, any of these taxes are levied or assessed against Landlord as a substitute for, or as an addition to, in full or in part, any other tax that would otherwise constitute a Tax.

              (iii) "Base Year" shall mean the calendar year specified in the
                  Basic Lease Information.

              (iv) "Base Expenses" shall mean the amount of Expenses for the
                  Base Year.

              (v)  "Base  Taxes"  shall  mean the  amount of Taxes for the
                  Base Year, provided, however, that if the Building is assessed on less than a fully completed basis for the Base Year, then Base Taxes shall mean the amount of Taxes that would have been payable with respect to the Building for the Base Year if the Building had been assessed on a fully completed basis for the Base Year, as reasonably determined by Landlord.

              (vi) "Tenant's Expense Share" shall mean the percentage figure so specified in the Basic Lease Information. This percentage figure has been obtained by dividing the Rentable Area of the Premises by the total Rentable Area of the office space in the

                  Building. In the event Tenant's Expense Share is changed during a Computation Year by reason of a change in the Rentable Area of the Premises or the office space in the Building, Tenant's Expense Share shall thereafter mean the percentage figure obtained by dividing the new Rentable Area, if any, of the Premises by the new total Rentable Area, if any, of the office space in the Building.

              (vii)  "Tenant's Tax Share" shall mean the  percentage figure so specified in the Basic Lease Information. This percentage figure has been obtained by dividing the Rentable Area of the Premises by the total Rentable Area of the Building. In the event Tenant's Tax Share is changed during a Computation Year by reason of a change in the Rentable
                  Area of the Premises or the Building, Tenant's Tax Share shall thereafter mean the percentage figure obtained by dividing the new Rentable Area, if any, of the Premises by the new total Rentable Area, if any, of the Building.

              (viii) "Computation Year" shall mean each twelve (12) consecutive month period commencing January 1 of each year during the Term following the Base Year, provided that Landlord, upon notice to Tenant, may change the Computation Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Expense Share of Expenses over Base Expenses and Tenant's Tax Share of Taxes over Base Taxes shall be equitably adjusted for the Computation Years involved in any such change.

8. USE

         (a) Tenant shall use and continuously occupy the Premises for general office purposes and any other purpose specified in the Basic Lease Information and shall not use the Premises, or permit the Premises to be used, for any other purpose.

         (b) Tenant shall take no action, nor permit any action to be taken, in or about the Premises that will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering all or any part of the Building or any of its contents. Tenant shall take no action, nor permit any action to be taken, in or about the Premises that will in any way injure, annoy, obstruct or interfere with the rights of other tenants or occupants of the Building nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall neither commit nor suffer to be committed any waste in, on or about the Premises.

         (c) Tenant shall have a non-exclusive right to use the Common Areas, provided, however, that Tenant's use of the Common Areas shall be subject to such rules and regulations as Landlord shall make from time to time. The manner and expense of maintaining, repairing and operating the Common Areas shall be at the sole discretion of Landlord. As used in this Lease, the term "Common Areas" shall mean the Building's pedestrian sidewalks, truckways, loading docks, hallways, lobby, corridors, delivery areas, elevators, escalators and stairs outside of the leased areas, public bathrooms and comfort stations, and all other areas or improvements that from time to time may be provided by Landlord for the convenience and use of the tenants of the Building and their respective sub-tenants, agents, employees, customers and invitees and any other licensees of Landlord. Landlord reserves the right, from time to time, to utilize portions of the Common Areas for entertainment, art shows, displays, product shows, the leasing of kiosks or any other uses that Landlord deems reasonable.

         (d) Tenant shall have access to the Premises 24-hours a day, 7-days a week.

9. COMPLIANCE WITH LAW

         Tenant shall neither use, nor permit the use of, the Premises in any way that will conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated (collectively, "Laws"). At its sole expense, Tenant shall promptly comply with all Laws, and with the requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, provided that nothing in this
Section 9 shall obligate Tenant to alter or make improvements to the Premises except for alterations or improvements required to comply with any Laws or requirements due to the use of the Premises by Tenant.

10. ALTERATIONS

         (a) Tenant shall neither make nor permit to be made any alterations, additions or improvements to all or any part of the Premises, or attach any fixtures or equipment to the Premises (collectively, "Alterations"), without Landlord's prior approval, which approval shall not be unreasonably withheld. If Tenant desires that any Alterations be made, Tenant shall give notice to Landlord of the nature and estimated cost of such Alterations. Within three (3) business days after Landlord's receipt of such notice, Landlord shall give notice to Tenant stating whether Landlord requires Tenant to provide Landlord with detailed plans and specifications for the proposed Alterations.

         (b) If Landlord requires Tenant to provide detailed plans and specifications, the following procedures shall be followed: Tenant, at Tenant's expense, shall have reasonably detailed plans and specifications for the proposed Alterations prepared at Tenant's sole expense by a licensed architect or space planner. Landlord shall approve or disapprove the proposed Alterations within ten (10) business days after delivery of such plans and specifications to Landlord. Failure of Landlord to respond within such ten (10) business day period shall be deemed to be approval by Landlord of the proposed Alterations. If Landlord disapproves the proposed Alterations, Landlord shall specify in reasonable detail its reasons for such disapproval and the changes required in order to secure its approval. In the event Landlord disapproves the proposed Alterations, Tenant may revise the plans and specifications as necessary to secure Landlord's approval or may elect to forego the proposed Alterations. If Tenant elects to revise the plans and specifications. Landlord shall have a period of ten (10) business days following submission of such revised plans and specifications to approve or disapprove the proposed Alterations as provided above. If Landlord disapproves such revised plans and specifications, the same procedure shall be followed as to further revisions until Landlord's approval is given or is deemed to be given or until Tenant elects to forego the proposed Alterations.

         (c) If Landlord does not require Tenant to have detailed plans and specifications prepared for the proposed Alterations pursuant to Subsection 10(b), then Landlord shall approve or disapprove the proposed Alterations within five (5) business days of receipt of Tenant's initial notice of the nature and estimated costs of the proposed Alterations pursuant to Subsection 10(a). Failure of Landlord to respond within such five (5) business day period shall be deemed to be approval by Landlord of the proposed Alterations.

         (d) As a condition of approving the proposed Alterations, Landlord may require Tenant to agree to remove all or any part of such Alterations no later than the Expiration Date and to reimburse Landlord for any reasonable expenses incurred by Landlord in reviewing the plans and specifications, including, without limitation, the reasonable costs of any outside consultants retained by Landlord for such purpose.

         (e) If Landlord approves the proposed Alterations, the Alterations shall be made in accordance with the detailed plans and specifications approved by Landlord or, if no plans or specifications were required, in accordance with Tenant's notice to Landlord under Section 10(a) and with any other reasonable requirements imposed by Landlord. The Alterations shall be performed by Landlord or, at Landlord's option, by a contractor selected by Tenant and reasonably approved by Landlord. In either event, subject to Subsection 10(f), all Alterations shall be made at Tenant's sole expense, and Tenant shall reimburse Landlord for all expenses incurred by Landlord with respect to such Alterations, including, without limitation, a reasonable charge for Landlord's overhead if such Alterations are made by Landlord, or a reasonable charge for Landlord's cost of inspecting the Alterations prior to and upon their completion if such Alterations are made by Tenant's contractor. Tenant shall reimburse Landlord for all such expenses within ten (10) days after receipt of any invoice from Landlord. If Tenant's approved contractor constructs or installs the Alterations, Tenant shall provide Landlord with copies of all required permits and other governmental approvals for such Alterations, and Landlord shall have the right from time to time to inspect such Alterations prior to or after their completion. All Alterations shall immediately become Landlord's property and shall remain in the Premises at the end of the Term without compensation to Tenant, unless Landlord conditioned its approval of such Alterations on Tenant's agreement to remove them, in which event Tenant shall by the Expiration Date remove such Alterations and restore the Premises to their condition prior to the installation of such Alterations.

         (f) Landlord shall provide Tenant with an allowance (the "Alterations Allowance") of Twenty Five Thousand Dollars ($25,000) to be applied toward the cost of Alterations made by, Tenant in the Premises pursuant to this Section 10, provided, however, that such Alterations Allowance shall be available only to pay actual construction costs and the costs of computer and telephone cabling installed within the Premises (the "Approved Alterations"). Landlord shall make disbursements of the Alterations Allowance to Tenant from time to time following the completion of Approved Alterations and the delivery to Landlord of invoices, lien releases and other documentation satisfactory to Landlord evidencing the payment in full of the cost of such Approved Alterations. Notwithstanding anything, herein to the contrary. Landlord shall have no obligation to make disbursements of the Alterations Allowance after December
31, 1999, and any portion of the Alterations Allowance that remains undisbursed as of such date shall be deemed forfeited by and shall no longer be available to Tenant.

11. REPAIRS

         (a) By occupying the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises under the terms of this Lease, subject to Landlord's timely completion of the punchlist items identified by Landlord and Tenant during their inspection of the Premises prior to Tenant's occupancy pursuant to Subsection 4(a). At all times during the Term, and at Tenant's sole expense, Tenant shall keep all of the Premises in good condition and repair, except for ordinary wear and tear or damage by fire, earthquake, act of God or the elements. Tenant waives all rights to make repairs at the expense of Landlord or in lieu of such repairs to vacate the Premises as provided by California Civil Code Sections 1941 and 1942 or any other Laws now or hereafter in effect. Tenant shall at the end of the Term surrender the Premises to Landlord in the same condition as when received, except for ordinary wear and tear, damage by fire, earthquake, act of God or the elements, and Alterations approved by Landlord. Landlord shall have no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint all or any part of the Premises, except as specifically set forth in the Work Agreement and
Section 11 (b). Furthermore, Landlord has made no representations to Tenant regarding the condition of the Premises or the Building, except as specifically set forth in this Lease.

         (b) Notwithstanding the provisions of Section 11 (a), Landlord shall repair and maintain the structural portions of the Building, including the interior walls, roof, basic plumbing, heating, air conditioning, ventilation and electrical systems, installed or furnished by Landlord, unless the necessity for such maintenance and repair is in any way caused by the negligence or intentional misconduct of, or failure to observe or perform any provision of this Lease by, Tenant, or Tenant's agents, servants, contractors, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repair. Landlord shall not be liable for any failure to make any such repair or to perform any such maintenance unless Landlord receives notice of the need for such repair or maintenance from Tenant and fails to make such repair or perform such maintenance within a reasonable period of time following such notice by Tenant. Rent shall not abate nor shall Landlord be liable as a result of any injury to or interference with Tenant's business arising from the making of any repair, or the performance of any maintenance, in or to any portion of the Building or the Premises.

12. LIENS

         Tenant shall keep the Premises and the Building free from any liens arising out of any act or omission of Tenant, including, without limitation, any work performed, materials furnished or obligations incurred by Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or that Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens. Tenant shall give to Landlord at least ten (10) days' prior notice of the date of commencement of any Alterations on the Premises in order to permit the posting of such notices by Landlord. Landlord may require, in Landlords's sole discretion, that Tenant, at Tenant's sole expense, provide to Landlord a lien and completion bond in form and substance satisfactory to Landlord in an amount equal to one hundred fifty percent (150%) of the total estimated cost of any Alterations, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of work.

13. ASSIGNMENT AND SUBLETTING

         (a) Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all of its interest in or rights with respect to the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit all or any portion of the Premises to be occupied by anyone other than Tenant, sublet all or any portion of the Premises or transfer a portion of Tenant's interest in or rights with respect to Tenant's leasehold estate hereunder (collectively, "Sublease"), without Landlord's prior consent in each instance.

         (b) If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of all or any portion of the Premises, Tenant shall first give notice to Landlord of such desire, which notice shall contain (i) the name and address of the proposed assignee, subtenant or occupant, (ii) the nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises, (iii) the terms and provisions of the proposed Assignment or Sublease and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant.

         (c) At any time within thirty (30) days after Landlord's receipt of the notice specified in Subsection 13(b), Landlord may by notice to Tenant elect to
(i) terminate this Lease as to the portion (including all) of the Premises that is specified in Tenant's notice, with a proportionate abatement in Base Rent payable by Tenant, (ii) consent to the Sublease or Assignment, or (iii) disapprove the Sublease or Assignment; provided, however, that if Landlord elects not to exercise the option set forth in clause (i), Landlord shall not unreasonably withhold its consent to the Assignment or Sublease. As a condition for granting its consent to any Assignment or Sublease, however, Landlord may require that Tenant agree to pay to Landlord one-half of the amount by which all sums payable to Tenant in connection with such Assignment or Sublease exceed Rent payable by Tenant to Landlord hereunder (or a proportionate amount of such Rent representing the portion of the Premises subject to a Sublease if less than the entire Premises are subject to a Sublease). If
Landlord consents to the Sublease or Assignment within such thirty (30) day period, Tenant may within ninety (90) days after Landlord's consent, but not later than the expiration of such ninety (90) days, enter into such Assignment or Sublease upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Subsection 13(b).

         (d) No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after such Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express consent to any other Assignment or Sublease. Any Assignment or Sublease that fails to comply with this Section 13 shall be void and, at the option of Landlord, shall constitute an Event of Default by Tenant under this Lease. The acceptance of Rent by Landlord from a proposed assignee or subleasee shall not constitute the consent to such Assignment or Sublease by Landlord.

         (e) Any sale or other transfer, including, without limitation, one by consolidation, merger or reorganization, of a majority of the voting stock of Tenant (or of any guarantor of Tenant's obligations under this Lease), if Tenant (or such guarantor) is a corporation, or any sale or other transfer of a majority of the partnership interests in Tenant (or of any guarantor of Tenant's obligations under this Lease), if Tenant (or such guarantor) is a partnership, shall be an Assignment for purposes of this Section 13, except that transfers which result in the formation of a new company controlled by the same principals as the transferring company will not be an Assignment.

         (f) Each assignee, sublease or other transferee, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent, and for the performance of all the provisions of this Lease; provided, however, that the assignee, sublease or other transferee shall be liable to Landlord for rent and additional charges only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Subsection 13(f), but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

         (g) In the event of any Assignment or Sublease by Tenant or in the event Tenant requests Landlord's approval of any Assignment or Sublease, Tenant shall pay Landlords's reasonable attorneys' fees, costs and disbursements incurred in connection therewith.

14. INDEMNIFICATION


         (a) If Tenant shall default in the performance of its obligations under this Lease, Landlord, at any time thereafter and without notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Landlord with respect to such default.

         (b) Tenant agrees to indemnify Landlord against and hold Landlord harmless from any and all loss, cost, liability, damage and expense, including, without limitation, penalties, fines and reasonable attorneys' fees, incurred in connection with or arising from any cause whatsoever in, on or about the Premises, except to the extent caused by the negligence or intentional misconduct of Landlord, including, without limitation, (i) any failure by Tenant to observe or perform any of the provisions of this Lease, (ii) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming through or under Tenant, (iii) the condition of the Premises or any occurrence or happening in or on the Premises from any cause whatsoever, or (iv) any negligence or intentional misconduct, whether prior to, during or after the Term, of Tenant or any person claiming through or under Tenant, or of the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person, in, on or about the Premises or the Building. Tenant further agrees to indemnify Landlord, Landlord's agents, and the lessor or lessors under all ground or underlying leases, against and hold them harmless from any and all loss, cost, liability, damage and expense, including, without limitation, reasonable attorneys' fees, incurred in connection with or arising from any claims of any persons by reason of injury to persons or damage to property occasioned by any event referred to in the preceding sentence.
         (c) Except as specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within ten (10) business days after delivery by Landlord to Tenant of bills or statements therefor: (i) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable attorneys' fees, in connection with the remedying of any default by Tenant for Tenant's account pursuant to the provisions of Subsection 14(a); (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Subsection 14(b); and (iii) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable attorneys' fees, in collecting or attempting to collect Rent.

         (d) Tenant waives all claims against Landlord for damage to any property or for injury or death of any person in, upon or about the Premises or the Building arising at any time and from any cause other than solely by reason of the negligence or intentional misconduct Landlord or its employees or contractors.

         (e) Tenant's obligations under this Section 14 shall survive the expiration or sooner termination of the Term.

15. SUBROGATION

         Landlord and Tenant each shall obtain from their insurers a waiver of all rights of subrogation that the insurer of one party might have against the other party under all policies of insurance maintained by either at any time during the Term insuring or covering the Building or Premises or any improvements, fixtures, equipment, furnishings or other property, including, without limitation, salable goods, merchandise, and inventory, if any, in, on or about the Premises.

16. INSURANCE

         (a) Tenant agrees to carry and keep in force during the Term, at Tenant's sole expense, the following types of insurance:

               (i) Public Liability and Property Damage. Comprehensive general liability insurance, including contractual liability, with a minimum combined single limit of liability equal to the amount set forth in the Basic Lease Information, insuring against any and all liability for property damage and for injury to or death of persons occurring in, on or about the Premises or arising out of the maintenance, use or occupancy of the Premises. All such comprehensive general liability insurance shall specifically insure the performance by Tenant of its indemnity obligations under
                   Section 14(b) with respect to liability for injury to or death of persons and for damage to property.

               (ii) Workers'  Compensation  and Employers'  Liability. Workers '
                   compensation and employers' liability insurance covering employees for California Workers' Compensation benefits, including employers' liability with limits for each accident in an amount reasonably required by Landlord.

               (iii) Tenant's Property. Insurance covering any and all fixtures, equipment, furnishings and personal property of Tenant from time to time in, on or about the Premises, providing protection against all perils included within a standard
                   "all risk form" insurance policy, together with insurance against sprinkler damage, vandalism, and malicious mischief. Such insurance shall be in an amount not less than the full replacement cost of the property insured without deduction for depreciation.

               (iv) Policy Form. All policies of insurance  provided for in this
                   Section 16 shall be issued by insurance companies with a general policyholders' rating of not less than A and a financial rating of XIII as rated in the most current available "Best's Insurance Reports," and qualified to do business in the State of California; and, except for workers' compensation and employers' liability, all such policies shall name Landlord, and such other persons and entities as Landlord specifies from time to time, as additional insureds. Executed copies or certificates of all such policies of insurance shall be delivered to Landlord at least ten (10) days prior to the delivery of possession of the Premises to Tenant, and thereafter copies or certificates of all renewals of such policies of insurance within five (5) days prior to the expiration of the term of each such policy. All comprehensive general liability insurance policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under such policies for any loss occasioned to Landlord, its agents and employees by reason of the negligence or willful act of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All such policies of insurance shall provide that the companies writing such policies shall give to Landlord thirty (30) days' prior written notice (i) of anycancellation or lapse of the policies or (ii) of the effective date of any reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage that Landlord may carry.

         (b) Landlord agrees to carry and keep in force during the Term, at Landlord's sole expense, property insurance covering the Building and fixtures therein in an amount reasonably determined by Landlord.

17. SERVICES AND UTILITIES

         (a) Subject to the rules and regulations of the Building, Landlord agrees to furnish to the Premises and the Building the following services and utilities:

               (i) Heating,  ventilation, and air conditioning ("HVAC") shall be provided to the Premises  between the hours of 8:00 a.m.
                   and 6:00 p.m., Monday through Friday, except for generally recognized business holidays in San Francisco, California (such hours during these days shall be referred to herein as "Standard Building Hours"), in such amounts as are necessary for the comfortable use and occupancy of the Premises as general office space, as reasonably determined by Landlord. Additionally, upon reasonable advance notice from Tenant, Landlord shall provide the Premises with HVAC during other than Standard Building Hours, provided, however, that Tenant shall separately reimburse Landlord for Landlords's cost of providing such HVAC to the Premises during other than Standard Building Hours.

               (ii)  Electricity for lighting and fractional  horsepower office equipment  shall be provided  to the Premises twenty-four
                   (24) hours per day, every day of the year, in such amounts as are necessary for the use and occupancy of the Premises as general office space, as reasonably determined by Landlord, provided, however, that if Tenant requests HVAC during hours other than Standard Building Hours, or if Tenant otherwise regularly uses electricity during other than Standard Business Hours, Landlord shall have the right to require Tenant to pay to Landlord as Additional Charges the cost of Tenant's additional electricity usage during such hours, as reasonably estimated by a utility company or by Landlord's electrical engineer.

               (iii) Janitorial service shall be provided to the Premises during other than Standard Building Hours, at a level that is sufficient for the use and occupancy of the Premises as general office space, as reasonably determined by Landlord, but including trash disposal, cleaning of all restrooms once on all normal business days, and periodic washing of the inside and outside Building windows.

               (iv) Cold water for a coffee pot, water for reasonable drinking and lavatory use shall be provided to the Premises and/or the floor on which the Premises are located twenty-four
                   (24) hours per day, every day.

               (v)  Landlord  shall  provide   services  and  utilities to the
                   Building, including the Common Areas, as necessary to operate and maintain the Building in a manner substantially equivalent to the manner in which comparable office buildings in San Francisco, California, are operated and maintained.

               (vi) Landlord  shall provide  security  services for the Building that, in Landlord's judgment, are required for the reasonable safety of Tenant's property and employees.

         (b) Landlord shall not be liable for, and Tenant shall not be entitled to any abatement of Rent or Additional Charges by reason of, (i) the inadequacy, stoppage, interruption, or discontinuance of any of the services or utilities in Subsection 17(a) above when caused by accident, breakage, repair, maintenance, strike, lockout or other labor disturbance or labor dispute of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord or (ii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other utility provided to the Premises or the Building by any public utility company or governmental agency, provided that any such service or utility affected as described in clause (i) or (ii) above shall be restored by Landlord as soon as reasonably possible.

         (c) Without the prior consent of Landlord, as provided below, Tenant shall not install or use any equipment or machines in the Premises, including, without limitation, computers, data processing machines, punch card machines, and equipment or machines using in excess of 120 volts, that will in any way cause Tenant to use electricity in the Premises in excess of the amount of electricity that is commonly used by other tenants of the Building for the use and occupancy of their respective premises as general office space. If Tenant desires to install and use in the Premises any such equipment or machines that will cause Tenant to use electricity in excess of the amount that is commonly used by other tenants of the Building for the use and occupancy of their respective premises as general office space, Tenant shall first procure the consent of Landlord to the installation and use of such equipment or machines, which consent shall not be unreasonably withheld. If such consent is granted by Landlord, Landlord shall have the right to cause an electrical current submeter to be installed in the Premises, so as to measure the amount of electricity consumed for any such use. Promptly upon demand by Landlord, Tenant shall reimburse Landlord, as Additional Charges, for the cost of any such submeter, including, without limitation, the cost of its installation, maintenance and repair, and for the cost of all electricity consumed as shown by such submeter, at the rate charged for such service by the local public utility furnishing the same, plus any additional expense incurred by Landlord in keeping account of the electricity so consumed. If separately submetered, the cost of electricity shall be excluded from the calculation of Expenses for the purpose of computing Tenant's Share of Expenses, except that the cost of electricity used in or with respect to the Common Areas, as reasonably determined by Landlord, shall be included in such calculation. If Landlord elects not to install a separate electric current submeter, the cost of the electricity used by Tenant in excess of the amount that is commonly used by other tenants of the Building for the use and occupancy of their respective premises as general office space shall be established by an estimate made by a utility company or, at Landlord's option, by an electrical engineer selected by Landlord and reasonably approved by Tenant and shall be paid to Landlord monthly as Additional Charges together with the Rent.


18. TAXES ON TENANT'S PERSONAL PROPERTY

         Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the Term upon Tenant's equipment, furniture, trade fixtures and other personal property located in, on or about the Premises. In the event any or all of Tenant's equipment, furniture, fixtures and other personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord as Additional Charges the taxes so levied with respect to such personal property within ten (10) business days after delivery to Tenant by Landlord of a statement setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the rules and regulations for the Building that are attached as Exhibit D. Landlord reserves the right from time to time to make reasonable additions to and modifications of such rules and regulations. Any such additions and modifications shall be binding on Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any such rules and regulations by any other tenants or occupants of the Building, provided that Landlord shall not discriminate among tenants or occupants of the Building in administering such rules and regulations. No rule or regulation shall conflict with any term of this Lease and if any such conflict should arise the terms of this Lease shall control.

20. HOLDING OVER

         Any holding over by Tenant after the Expiration Date with the prior consent of Landlord shall be construed to be a tenancy from month to month on all of the terms, covenants and conditions herein specified but, unless otherwise agreed upon in writing by Landlord and Tenant, at a monthly Base Rent equal to one hundred fifty percent (150%) of the monthly Base Rent in effect immediately prior to the Expiration Date. Acceptance by Landlord of Rent after the Expiration Date without Landlord's prior consent to Tenant's holding over shall not constitute a consent by Landlord to any such tenancy from month to month or result in any other tenancy or any renewal of the Term. The provisions of this Section 20 are in addition to, and do not affect, Landlord's right of re-entry or other rights hereunder or provided by law, including, without limitation, the right to recover damages for any period when Tenant holds over without Landlord's prior consent.

21. ENTRY BY LANDLORD
         Landlord reserves, and shall at all times have, the right to enter the Premises to inspect the Premises; to supply janitorial service and any other service to be provided by Landlord hereunder; to read any meters; to show the Premises to prospective purchasers, lenders or tenants; to determine whether Tenant is in compliance with all of its obligations hereunder; to post notices of nonresponsibility; to erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; to alter, repair and improve the Building, the Premises or any part of either; to make additions to and build additional floors on the Building; to alter, repair, or improve the size, arrangement or location of entrances or passageways, doors and doorways, electrical, plumbing, heating, ventilating and air conditioning equipment and systems, corridors, elevators, stairs and toilets, and all other facilities serving the Building, wherever located, and whether or not such alterations, repairs or improvements are required by any governmental agency, entity, ordinance, rule or regulation; to construct other buildings or improvements on land adjacent to the Building; and to change the use of all or any part of the Building, other than the Premises, provided that Landlord shall use reasonable efforts to minimize any interference with Tenant's use and enjoyment of the Premises caused by any such entry. The exercise by Landlord of any of the foregoing rights shall not be deemed an actual or constructive eviction of Tenant, shall not result in any liability of Landlord to Tenant except for the normal negligence or willful misconduct of Landlord in the exercise of such rights and shall not entitle Tenant to any reduction of Rent; provided, however, that in the event that the exercise by Landlord of any of the foregoing rights shall result in a permanent actual decrease in the rentable area of the Premises, then the Rent shall be reduced in proportion to such decrease. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by such entry. For each of the foregoing purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, on and about the Premises (excluding doors to Tenant's vaults, safes and similar areas designated in writing by Tenant in advance). Landlord shall have the right to use any and all means that Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of such means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from all or any, portion of the Premises.

22. DAMAGE AND DESTRUCTION

         (a) If the Premises or the Building is damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall promptly, but in no event later than thirty (30) days following the occurrence of such damage, give notice to Tenant stating the number of days, in Landlord's reasonable judgment, that will be necessary to repair such damage. If such damage can substantially be repaired within two hundred seventy (270) days after the damage occurred, Landlord shall commence to repair such damage promptly and shall complete such repairs as soon as reasonably possible thereafter, subject to the provisions of this Section 22. During the making of such repairs by Landlord, this Lease shall remain in full force and effect, except that if the damage is not the result of the negligence or intentional misconduct of Tenant, its agents, contractors, employees or invitees, Tenant shall be entitled to an abatement of Base Rent, while such repair is being made, in the proportion that the Rentable Area of the Premises rendered unusable by such damage bears to the total Rentable Area of the Premises. If such damage cannot substantially be repaired within two hundred seventy (270) days after the damage, as evidenced by a statement from Landlord's architect or general contractor to such effect, Landlord and Tenant shall each have the option, exercisable at any time within thirty (30) days after Landlord's notice to Tenant as provided above, to terminate this Lease. This option to terminate shall be exercised, if at all, by Landlord or Tenant giving notice to the other party within such thirty (30) day period of its election to terminate this Lease, with such termination to be effective as of a date specified in such notice no later than thirty (30) days after the giving of such notice to the other party. If both parties elect to terminate this Lease, the termination date shall be the date specified in Landlord's notice. If either Landlord or Tenant elects to terminate this Lease by giving such notice of termination to the other party, this Lease and all interest of Tenant in the Premises shall terminate on the date specified in such notice, and the Rent, proportionately abated as provided above, shall be paid up to the date of such termination, with Landlord refunding to Tenant any Rent previously paid for any period of time subsequent to such date. If neither party elects to terminate this Lease as provided above, Landlord promptly shall repair such damage, with this Lease continuing in full force and effect, but with the Base Rent proportionately abated as provided above. If Landlord is required to repair the Premises or the Building under this Section 22, Landlord shall repair at its cost any injury or damage to the Building and the leasehold improvements in the Premises, and Tenant shall be responsible for and shall repair at its sole cost all trade fixtures, equipment, furniture and other property of Tenant in the Premises. Tenant waives any right to terminate this

Lease under Sections 1932(2) and 1933(4) of the California Civil Code, or under any similar Laws now or hereafter in effect. Tenant shall not be entitled to any compensation or damages from Landlord for damage to any of Tenant's trade fixtures, personal property or equipment, for loss of use of all or any part of the Premises, for any damage to Tenant's business or profits, or for any disturbance to Tenant caused by any casualty or the restoration of the Premises following such casualty.

         (b) Notwithstanding the provisions of Subsection 22(a) above, Landlord also shall have the option to terminate this Lease, exercisable by notice to Tenant within thirty (30) days of damage or destruction to the Premises or Building, in each of the following instances:

               (i) If more than fifty  percent (50%) of the Rentable Area of the
                   Building is destroyed, regardless of whether the Premises are damaged.

               (ii) If the  Premises  are  substantially  damaged  or destroyed during the last twelve (12) months of the Term.

               (iii)  If  the   uninsured   cost  of  repairing  any  damage  or
                   destruction (excluding the amount of any applicable deductible, in the case of an insured loss) exceeds ten percent (10%) of the full replacement cost of the Building, including, without limitation, all leasehold improvements therein.

23. DEFAULT

         The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant (an "Event of Default"):

         (a) The vacation or abandonment of the Premises by Tenant for a period of five (5) days or longer.

         (b) The  failure of Tenant to pay any  installment  of Rent within five
(5) business days after such installment is due.

         (c) The failure by Tenant to observe or perform any of the provisions of this Lease to be observed or performed by Tenant, other than the failure described in Subsection 23(b), where such failure shall continue for a period of fifteen (15) days after notice of such failure by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than fifteen
(15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

         (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing of any action by or against Tenant under any insolvency, bankruptcy, reorganization, moratorium or other debtor relief statute, whether now or hereafter existing (unless, in the case of such action taken against Tenant, the action is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days after such taking; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within ten (10) days; or the admission by Tenant in writing of its inability to pay its debts as they become due.

24. REMEDIES IN DEFAULT

         Upon the occurrence of any Event of Default, Landlord may at any time thereafter, with or without notice or demand, without limitation on Landlord's exercise of any right or remedy that Landlord may have by reason of such Event of Default, and in addition to any other right or remedy Landlord may have at law or in equity:

         (a) Terminate this Lease and recover damages as provided by Section 1951.2 of the California Civil Code, including, but not limited to, recovery of the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could have been reasonably avoided, as computed pursuant to subsection (b) of Section 1951.2;

         (b) Continue this Lease in effect and enforce all of Landlord's rights and remedies under this Lease, as provided by Section 1951.4 of the California Civil Code, including, without limitation, the right to recover Rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation by Landlord, efforts by Landlord to relet or sublet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

         (c) Sublet all or any part of the Premises for such term or terms (which may extend beyond the Term), at such rent and on such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises, all as attorney-in-fact for Tenant pursuant to Subsection 24(f);

         (d) Enter the Premises and remove therefrom all persons and property, store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and sell such property and apply the proceeds therefrom pursuant to applicable California law, all as attorney-in-fact for Tenant pursuant to Subsection 24(f); and

         (e) Take all steps necessary or appropriate to have a receiver appointed for Tenant to take possession of the Premises, to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Subsection 24(f).

         Additionally. Landlord shall have the following rights, powers, and remedies:

         (f) For all purposes set forth in Subsections 24(c) through 24(e), Tenant irrevocably appoints and constitutes Landlord as attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such election is given to Tenant. Notwithstanding any subletting by Landlord without termination under Subsection 24(c), Landlord may at any time thereafter elect to terminate this Lease for any previous Event of Default.

         (g) In the case of any Event of Default in the payment of Rent, Landlord shall receive interest on all unpaid Rent at a rate equal to the lesser of (i) the rate of interest publicly announced by Bank of America NT&SA in San Francisco, California, as its "reference rate" (or any successor interest rate), plus five percent (5%), which rate on unpaid Rent shall be adjusted as of the effective date of any change in such reference (or successor) rate, or (ii) the highest rate permitted by law.

25. EMINENT DOMAIN

         (a) If all of the Premises are condemned or taken in any manner for public or quasi-public use, including, but not limited to, a conveyance or assignment in lieu of a condemnation or taking, this Lease shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking. If a portion of the Premises is so condemned or taken, this Lease shall automatically terminate, as to the portion of the Premises so condemned or taken, as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking. If a portion of the Building is condemned or taken so as to require, in the reasonable judgment of Landlord, a substantial alteration or reconstruction of the remaining portions of the Building, this Lease may be terminated by Landlord, as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking, by notice to Tenant within sixty (60) days following notice to Landlord of the date on which such vesting or dispossession will occur. If a material portion of the Premises is condemned or taken so as to render the remaining portion unusable by Tenant, in Tenant's reasonable judgment, this Lease may be terminated by Tenant, as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking, by notice to Landlord within sixty (60) days following notice to Tenant of the date on which such vesting or dispossession will occur.

         (b) Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned, and Tenant assigns to Landlord any award that may be made in such condemnation or taking, together with any and all rights of Tenant now or hereafter arising in or to such award; provided. however, that nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant specifically for its relocation expenses, the taking of personal property and fixtures belonging to Tenant, or the interruption of or damage to Tenant's business.

         (c) In the event of a partial condemnation or taking that does not result in a termination of this Lease as to the entire Premises, Base Rent shall abate in proportion to the portion of the Premises taken by such condemnation or taking.

         (d) If all or any portion of the Premises is condemned or taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to observe all of the terms, conditions and covenants of this Lease; provided, however, that Base Rent shall abate during such limited period in proportion to the portion of the Premises that is rendered untenantable and unusable as a result of such condemnation or taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or taking.

         (e) Tenant waives and releases any right to terminate this Lease under Sections 1265.120 and 1265.130 of the California Code of Civil Procedure, or under any similar Laws now or hereafter in effect.

26. ESTOPPEL CERTIFICATE

         At any time and from time to time, and no later than ten (10) days after notice from Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord, and, at Landlord's request, to any prospective purchaser, ground lessor, or mortgagee, a certificate certifying (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons for not accepting them); (b) the Commencement and Expiration Dates; (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the date and nature of each modification); (d) the dates, if any, to which Rent has been paid; (e) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying such defenses); (f) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying such defaults); and (g) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by Landlord and by any prospective purchaser, ground lessor or mortgagee considering the purchase of or a loan on all or any part of the Building or any interest therein. If Tenant fails to deliver any such certificate within ten (10) days of receipt, Tenant agrees and acknowledges that Landlord, and any prospective purchaser, ground lessor, or mortgagee, may rely on all information set forth in such certificate as true and correct. Tenant shall indemnify Landlord against and hold Landlord harmless from all costs, damages, expenses, liabilities and fees, including, without limitation, reasonable attorneys' fees and any consequential damages or lost profits, arising from or in any way related to or connected with Tenant's failure to deliver any such certificate within the time specified in this
Section 26.

27. AUTHORITY OF TENANT
         If Tenant is a corporation or partnership, each individual executing, this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant, that Tenant is a duly authorized and existing entity, that Tenant has qualified and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that this Lease is binding upon such corporation or partnership in accordance with the terms of this Lease. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing representations and warranties.

28. BROKERS

         Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the brokers specified in the Basic Lease Information, and Tenant knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnity Landlord against and hold Landlord harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent other than as specified in the Basic Lease Information.

29. DEFAULT BY LANDLORD

         Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after notice by Tenant to Landlord specifying the nature of the obligation Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty
(30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes such performance to completion.

30. LANDLORD'S OPTION TO RELOCATE TENANT

         Landlord and Tenant agree that at any time after Tenant's execution of this Lease, Landlord shall have the right, upon providing Tenant at least thirty
(30) days' prior notice, to provide Tenant with space on a higher floor with a comparable view in the Building of approximately the same size and quality as the Premises (including a comparable level of tenant improvements completed at Landlord's cost) and to move Tenant to such new space. Landlord shall arrange for moving Tenant and shall pay the costs of actually moving Tenant to such new space and incidental costs associated therewith (to include, but not limited to, telephone installation and computer cabling). In the event Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and thereupon be deemed applicable to such new space, except that a revised floor plan shall become part of this Lease and shall reflect the location of the new space. If Tenant refuses to permit Landlord to move Tenant to such new space at the end of such thirtv (30) day period, Landlord shall have the right to terminate this Lease by notice given to Tenant within ten (10) days following the end of such thirty (30) day period, which termination shall be effective one hundred twenty (120) days after the date of the original notice of relocation by Landlord. Landlord will provide Tenant with thirty (30) days advance notice of the actual date of relocation and will accomplish relocation without disruption to Tenant's normal business operation.

31. RENEWAL OPTION

         Tenant shall have one (1) option (the "Renewal Option") to extend the Term for a period of five (5) years beyond the Expiration Date (the "Renewal Term"). The Renewal Option shall be effective only if an Event of Default is not then occurring under this Lease, nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder, either at the time of exercise of the Renewal Option or the time of commencement of the Renewal Term. The Renewal Option must be exercised, if at all, by written notice from Tenant to Landlord given not more than twelve
(12) months nor less than nine (9) months prior to the expiration of the initial Term. Any such notice given by Tenant to Landlord shall be irrevocable. If Tenant fails to exercise the Renewal Option in a timely manner as provided for above, the Renewal Option shall be void. The Renewal Term shall be upon the same terms and conditions as the initial Term, except that (i) the annual Base Rent during the Renewal Term shall be equal to the prevailing market rate for space in the San Francisco Financial District comparable to the Premises in size, condition, quality and type at the commencement of the Renewal Term, and (ii) there shall be no further renewal option. As used herein, the term "prevailing market rate" shall mean the base annual rental for such comparable space, taking into account any additional rental and all other payments and escalations payable hereunder and by tenants under leases of such comparable space. If Tenant disputes Landlord's determination of the prevailing market rate, Tenant shall so notify the Landlord within ten (1O) days following Landlord's notice to Tenant of the prevailing market rate and such dispute shall be resolved as follows:

         (a) Within thirty (30) days following Tenant's notice to Landlord of Tenant's dispute of Landlord's determination of the prevailing market rate, Landlord and Tenant shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement.

         (b) If within this thirty (30) day period Landlord and Tenant cannot reach agreement as to the prevailing market rate, they shall each select one appraiser to determine the prevailing market rate. Each such appraiser shall arrive at a determination of the prevailing market rate and submit his conclusions to Landlord and Tenant within thirty (3O) days of the expiration of the thirty (30) day consultation period described in paragraph (a) above.

         (c) If only one appraisal is submitted within the requisite time period, it shall be deemed to be the prevailing market rate. If both appraisals are submitted within such time period, and if the two appraisals so submitted differ by less than ten (10) percent of the higher of the two, the average of the two shall be the prevailing market rate. If the two appraisals differ by more than ten (1O) percent of the higher of the two, then the two appraisers shall immediately select a third appraiser who will within thirty (30) days of his selection make a determination of the prevailing market rate and submit such determination to Landlord and Tenant. This third appraisal will then be averaged with the closer of the two previous appraisals and the result shall be the prevailing market rate.

         All appraisers specified pursuant hereto shall be licensed real estate brokers in the State of California with not less than five (5) years' experience appraising office properties in the San Francisco Financial District. Each party shall pay the cost of the appraiser selected by such party and one-half (1/2) of the cost of the third appraiser plus one-half (1/2) of any other costs incurred in connection with the appraisal.

32. EXPANSION OPTION

         Tenant shall have one (1) option (the "Expansion Option") to lease Suite 720 in the Building (the "Expansion Premises"), comprising approximately 1,708 rentable square feet, upon the expiration or sooner termination of the existing lease covering the Expansion Premises (the "Existing Lease"). Subject to the terms of the immediately succeeding sentence, Tenant shall exercise the Expansion Option by written notice (the "Expansion Exercise Notice") to Landlord given not later than July 1, 1999 and shall commence occupancy in the Expansion Premises on a date specified by Landlord, which date shall be on or about
February 1, 2000. Notwithstanding the foregoing, in the event that for any reason the Existing Lease shall terminate prior to its stated expiration date, then Landlord shall notify Tenant of such occurrence and of the revised date the Expansion Premises shall be available for occupancy by Tenant, whereupon Tenant shall have a period of fifteen ( 15) days after its receipt of such notice to deliver the Expansion Exercise Notice to Landlord. The Expansion Option shall be effective only if an Event of Default is not occurring under this Lease, nor is any event occurring which with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder, either at the time of exercise of the Expansion Option or the time of commencement of this Lease with respect to the Expansion Premises. Any Expansion Exercise Notice given by Tenant to Landlord shall be irrevocable. If Tenant fails to exercise the Expansion Option in a timely manner as provided for above, the Expansion

Option shall be void. In the event Tenant exercises the Expansion Option as provided herein, then Landlord and Tenant shall promptly execute an amendment to this Lease adding the Expansion Premises to the premises demised hereby, except that (i) the annual Base Rent for the Expansion Premises shall be equal to the prevailing market rate for space in the San Francisco Financial District comparable to the Expansion Premises in size, condition, quality and type at the commencement of Tenant's occupancy of the Expansion Premises (as determined in accordance with Section 31 above), (ii) Tenant's lease of the Expansion Premises shall expire on the Expiration Date of this Lease, (iii) the Base Year for Expenses and Taxes attributable to the Expansion Premises shall be the calendar year in which Tenant's lease of the Expansion Premises commences, (iv) Tenant's Expense Share and Tenant's Tax Share shall be increased proportionately, and (v) Landlord shall provide Tenant with a tenant improvement allowance of Eight Thousand Five Hundred Dollars ($8,500.00) for improvements in the Expansion Premises.

33. GENERAL PROVISIONS

         (a) Termination of Original Lease. Concurrently with the commencement of the Term and the delivery of possession of the Premises to Tenant, the Office Lease by and between Landlord and Tenant, dated as of February 12, 1988, shall terminate and shall be of no further force or effect.

         (b) Waiver. The waiver by Landlord or Tenant of the other party's failure to perform or observe any provision of this Lease shall not be deemed to be a continuing waiver of such provision or a waiver of any subsequent failure of Landlord or Tenant to perform or observe the same or any other such provision, and no custom or practice that may develop between the parties during the Term shall be deemed a waiver of, or shall in any way affect, the right of Landlord or Tenant to insist upon performance and observance by the other party in strict accordance with the terms of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding failure of Tenant to perform or observe any provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, irrespective of any knowledge on the part of Landlord of such preceding failure of Tenant at the time of acceptance of such Rent.

         (c) Notices. Any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered, certified, or express mail or delivered personally, (i) to Tenant (A) at Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, (B) at Tenant's address at the Building, if sent subsequent to Tenant's taking possession of the Premises, or (C) at any place where Tenant or any agent or employee of Tenant may be found, if sent subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises; (ii) to Landlord at Landlord's address set forth in the Basic Lease Information; or (iii) to Tenant or

Landlord at such other address as either party may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Subsection 33(c). If Tenant is notified of the identity and address of Landlord's mortgagee or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor notice of any default by Landlord under the terms of this Lease, in writing sent by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

         (d) Examination of Lease. Submission of this instrument to Tenant for its execution does not constitute a reservation or option for a lease, and this instrument is not and shall not be deemed to be effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

         (e) Captions. The captions of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision of this Lease.

         (f) Definitions. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine. If Landlord or Tenant is more than one entity, the obligations under this Lease imposed on Landlord or Tenant shall be joint and several.

         (g) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

         (h) Successors and Assigns. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their personal representatives, successors and assigns; provided, however, that upon the sale, assignment or transfer by Landlord named herein (or by any subsequent Landlord) of its interest in the Building as owner or lessor, including any transfer by operation of law, Landlord named herein (or any subsequent Landlord) shall be relieved from all subsequent obligations and liabilities under this Lease, and all obligations and liabilities subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities. A lease of the entire Building to a person other than for such person's occupancy shall be deemed a transfer within the meaning of this Subsection 33(h). Tenant agrees to execute any and all documents deemed necessary or appropriate by Landlord to evidence the foregoing.

         (i) Recordation. Tenant shall not record this Lease or a short form memorandum of this Lease without the prior consent of Landlord.

         (j) Quiet Possession. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the provisions of this Lease, Tenant shall have quiet possession of the Premises for the entire Term, subject to all the provisions of this Lease.

         (k) Prior Agreements. This Lease contains all of the agreements of Landlord and Tenant with respect to all matters covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties or their successors in interest. Tenant acknowledges that in executing and delivering this Lease, Tenant is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

         (l) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including, without limitation, its attorneys' fees, for such action or proceeding in such amount as the court or arbitrator may adjudge reasonable. The prevailing party shall be determined by the court or arbitrator based upon an assessment of which party's major arguments made or positions taken in the action or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's or arbitrator's decision. If Landlord is named as a defendant in any suit brought against Tenant in connection with or in any way arising out of this Lease or Tenant's use or occupancy of the Premises, Tenant shall pay Landlord's costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in such suit.

         (m) Subordination; Attornment. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to (i) all ground leases or underlying leases that may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated, or both, and (ii the lien of any mortgage or deed of trust that may now exist or hereafter be executed in any amount for which the Building, the land upon which the Building is situated, any ground leases or underlying leases of the Building or such land, or Landlord's interest or estate in any of such items is specified as security, provided that the lessees under such ground or underlying leases, and the mortgagees or beneficiaries named in such mortgages or deeds of trust, shall agree to recognize the interest of Tenant under this Lease in the event of foreclosure, if Tenant is not then in default. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated to this Lease any such ground leases or underlying leases or any such liens. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underling lease or the lien of any such mortgage or deed of trust.

         (n) Names. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by Tenant in the Premises.

         (o) Severability. Any provision of this Lease that shall prove to be invalid, void, illegal or unenforceable shall in no way affect, impair or invalidate any other provisions of this Lease, and such other provisions and this Lease shall remain in full force and effect.

         (p) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies or elections at law or in equity.

         (q) Choice of Law. This Lease shall be governed by and construed in accordance with the Laws of the State of California.

         (r) Signs and Building Name. Tenant shall not place any sign upon the Premises or Building without Landlord's prior consent. All signs to which Landlord so consents and which are placed by Tenant upon or in the Premises shall comply in all respects with size, design, lettering and material guidelines established by Landlord for the Building. Landlord reserves the right to change or alter such guidelines at such times and for such tenants as Landlord may determine in its sole discretion. The name of the Building may be changed from time to time in Landlord's sole discretion.

         (s) No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of this Lease by Landlord and Tenant, shall not constitute a merger of Tenant's estate and Landlord's estate, and, at the option of Landlord, shall either (i) terminate any or all existing subleases or subtenancies or (ii) operate as an assignment to Landlord of any or all such subleases or subtenancies.

         (t) Light and Air. Tenant covenants and agrees that no diminution or shutting off of light, air or view that may result from the erection of any structure (whether or not by Landlord) on property adjacent to the Building, and no closing or shutting off of any windows in the Premises or the Building as a result of the erection of any such structure, shall in any way affect this Lease, entitle Tenant to any reduction of Rent hereunder or result in any liability of Landlord to Tenant, of any type or nature whatsoever.

         (u) Confidentiality. Tenant shall not disclose the terms of this Lease to any unrelated third party except as required in the normal course of Tenant's business (e.g., if necessary to obtain financing).

         (v) Landlord's Review. The review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the attached exhibits shall not constitute the assumption of any responsibility by Landlord for either the accuracy or the sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building and under this Lease, and no third parties, including, without limitation, Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights arising out of any such review, approval, inspection or examination.

                               LANDLORD: THE CANADA LIFE ASSURANCE
COMPANY
                                         By:
                                            ------------------------------
                                         Its:
                                             -----------------------------
                                 TENANT: FORECROSS CORPORATION,
                                         a California corporation
                                         By: /s/ Kim O. Jones
                                            ------------------------------
                                         Its: President
                                            ------------------------------

                            90 NEW MONTGOMERY STREET
                             OFFICE LEASE EXHIBIT A
                        FLOOR PLANS CONSISTING OF 1 PAGE

EXHIBIT A

                               [ - FLOOR PLAN - ]



                               90 NEW MONTGOMERY

                            90 NEW MONTGOMERY STREET
                                  OFFICE LEASE
                                    EXHIBIT B
                             INDEX OF DEFINED TERMS

DEFINITIONS                                                 SECTION OR
EXHIBIT
Additional Charges......................................          5(b)
Advance Rent............................................          5(c)
Alterations.............................................          10(a)
Alterations Allowance...................................          10(f)
Approved Alterations....................................          10(f)
Assignment..............................................          13(a)
Base Expenses...........................................          7(d)(iv)
Base Rent...............................................          5(a)
Base Taxes..............................................          7(d)(v)
Base Year...............................................          7(d)(iii)
Basic Lease Information.................................          1
Building................................................          2
Commencement Date.......................................          3
Common Areas............................................          8(c)
Computation Year........................................          7(d)(viii)

DEFINITIONS                                                 SECTION OR
EXHIBIT
Event of Default..........................................             23
Expenses..................................................             7(d)(i)
Expiration Date...........................................             3
HVAC......................................................             17(a)
Landlord..................................................             1
Laws......................................................             9
Lease.....................................................             1
Premises..................................................             2
Rent......................................................             5(b)
Rentable Area.............................................             2
Security Deposit..........................................             6
Standard Building Hours...................................             17(a)
Sublease..................................................             13(a)
Taxes.....................................................             7(d)(ii)
Tenant....................................................             1
Tenant's Expense Share....................................             7(d)(vi)
Tenant's Tax Share........................................             7(d)(vii)
Usable Area...............................................             2

                            90 NEW MONTGOMERY STREET
                                  OFFICE LEASE
                                   EXHIBIT C
                              EXPENSE EXCLUSIONS

         Notwithstanding the provisions of Section 7(d)(i), no costs or expenses incurred for the following shall be included in Expenses:

         (a) Leasing commissions, attorneys' fees, and other expenses incurred in connection with negotiations with prospective tenants.

         (b) Costs (including permit, license and inspection fees) incurred in improving, renovating, or decorating space for new tenants or existing tenants who are extending the terms of their respective tenancies.

         (c) Costs of any services or utilities sold or provided to tenants to the extent Landlord is separately reimbursed for such costs by such tenants as an Additional Charge over and above the base rent, as the same may be escalated, payable under the lease with such tenant.

         (d) Costs of the Building to the extent Landlord is reimbursed for such costs by the retail tenants of the Building.

         (e) Depreciation and amortization on the Building, except as otherwise provided in clause (B) of Section 7(d)(i) of the Lease.

         (f) Interest on debt or amortization payments on any mortgages or deeds of trust.

                            90 NEW MONTGONIERY STREET
                                  OFFICE LEASE
                                    EXHIBIT D
                              RULES AND REGULATIONS

         1. No sign, placard. picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

         All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

         Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering for all exterior windows. Tenant shall not without prior written consent of Landlord cover or otherwise sunscreen any window.

         2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises.

         3. Tenant shall not alter any lock or install any new or additional locks to any bolts on any doors or windows of the Premises.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

         5. Tenant shall not overload the floor of the Premises or in any way deface the Premises.

         6. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord, and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

         7. Tenant shall not use, keep, or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or ther occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or other tenants or birds be brought in or kept in or about the Premises or the Building.

         8. No cooking shall be done or permitted by any Tenant on the Premises, except for microwave cooking and hot water beverage service of the kind typically permitted in the general office space of buildings in San Francisco comparable to the Building, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

         9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord, if any.

         10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes, and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         11. On Saturdays, Sundays, and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection both of property in the Building and of the Building.

         12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         13. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord, which shall not be unreasonably withheld.

         14. Tenant shall not disturb, solicit, or canvas any occupant of the Building and shall cooperate to prevent same.

         15. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         16. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities and heating, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

         17. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress to and egress from the Premises.